Investments	12 Months Ended
Jul. 31, 2014
Investments, All Other Investments [Abstract]
Investments
Investments

We own equity securities which were received as payment totaling $90,000 for a broker agreement dated December 24, 2013, which we account for as available-for-sale securities. As of July 31, 2014, the fair value of the securities has to be adjusted to $16,875 and $0. Unrealized loss for the years ended July 31, 2014 for this investment totals $73,125. Additionally, we own a 50% equity stake in a brand purchased for $10,000 in 2011. The brand has not yet been released commercially and as of July 31, 2014 and 2013, it is valued at $10,000. In April 2015, management evaluated the realization of the investment as a result of certain conditions affecting the brand. Management concluded that the investment was impaired and wrote it off.